                           DEFINED ASSET FUNDS--REGISTERED TRADEMARK--
                           ----------------------------------------------------


                           EQUITY INVESTOR FUND
                           SELECT SERIES
                           PRINCIPLED VALUES PORTFOLIO 2000 SERIES A
                           (A UNIT INVESTMENT TRUST)
                           -  DESIGNED FOR CAPITAL APPRECIATION
                           -  SOCIALLY RESPONSIBLE EQUITY INVESTMENT

                           -----------------------------------------------------
                           The Securities and Exchange Commission has not
SPONSOR:                   approved or disapproved these Securities or passed
MERRILL LYNCH,             upon the adequacy of this prospectus. Any
PIERCE, FENNER & SMITH     representation to the contrary is a criminal offense.
INCORPORATED               Prospectus dated February 4, 2000.

--------------------------------------------------------------------------------

Defined Asset Funds--Registered Trademark--

Defined Asset Funds-Registered Trademark- is America's oldest and largest family of unit investment trusts, with over $160 billion sponsored over the last 28 years. Defined Asset Funds has been a leader in unit investment trust research and product innovation. Our family of Funds helps investors work toward their financial goals with a full range of quality investments, including municipal, corporate and government bond portfolios, as well as domestic and international equity portfolios.


Defined Asset Funds offer a number of advantages:
  - A disciplined strategy of buying and holding with a long-term view is the cornerstone of Defined Asset Funds.
  - Fixed portfolio: Defined Funds follow a buy and hold investment strategy; funds are not managed and portfolio changes are limited.
  - Defined Portfolios: We choose the stocks and bonds in advance, so you know what you're investing in.
  - Professional research: Our dedicated research team seeks out stocks or bonds appropriate for a particular fund's objectives.
  - Ongoing supervision: We monitor each portfolio on an ongoing basis.
No matter what your investment goals, risk tolerance or time horizon, there's probably a Defined Asset Fund that suits your investment style. Your financial professional can help you select a Defined Asset Fund that works best for your investment portfolio.
-------------
"DEFINED ASSET FUNDS" IS A REGISTERED
SERVICEMARK OF MERRILL LYNCH & CO., INC.


CONTENTS
                                       PAGE
                                        --
Risk/Return Summary..................    3
What You Can Expect From Your
  Investment.........................    7
  Income.............................    7
  Records and Reports................    7
The Risks You Face...................    7
Concentration Risk...................    7
  Litigation and Legislation Risks...    7
Selling or Exchanging Units..........    8
  Sponsor's Secondary Market.........    8
  Selling Units to the Trustee.......    8
  Rollover/Exchange Option...........    9
How The Fund Works...................    9
  Pricing............................    9
  Evaluations........................   10
  Income.............................   10
  Expenses...........................   10
  Portfolio Changes..................   11
  Portfolio Termination..............   12
  No Certificates....................   12
  Trust Indenture....................   12
  Legal Opinion......................   13
  Auditors...........................   13
  Sponsor............................   13
  Trustee............................   13
  Underwriter's and Sponsor's
    Profits..........................   13
  Public Distribution................   13
  Code of Ethics.....................   14
  Advertising and Sales
    Literatuare......................   14
  Year 2000 Issues...................   14
Taxes................................   14
Supplemental Information.............   16
Financial Statements.................   17
  Report of Independent Accountants..   17
  Statement of Condition.............   17

--------------------------------------------------------------------------------
RISK/RETURN SUMMARY

 1.  WHAT IS THE PORTFOLIO'S OBJECTIVE?
     The objective of this Defined Fund is
     capital appreciation by investing for a
     period of about one year in a
     diversified portfolio of domestic common stocks.
     You can participate in the Portfolio by
     purchasing units. Each unit represents
     an equal share of the stocks in the
     Portfolio and receives an equal share of income distributions, if any.

 2.  WHAT IS THE PORTFOLIO'S INVESTMENT
     STRATEGY?
     The Portfolio contains 25 common stocks
     selected for capital appreciation from
     among companies that are considered to
     have:
  -  socially responsible policies and
  -  positive diversity records.

     We began with the Domini 400 Social
     IndexSM. This Index monitors the
     financial performance of 400 companies
     that:
  - were screened on a broad range of social issues such as product safety and the environment;
  -  derive no revenue from gambling
     activities or the manufacture of tobacco or alcohol;
  -  have no ownership in nuclear power; and
  - derive no more than 2% of their revenues from military contracting.

     Next, Kinder, Lydenberg, Domini & Co.
     (KLD), the Portfolio Consultant,
     screened the Index companies for a
     positive record of diversity,
     identifying those companies with:
  -  chief executive officers who are women
     or members of a minority group;
  -  boards of directors that include a
     significant percentage of women,
     minorities or the disabled;
  -  significant progress in promoting women
     and minorities;
  -  employee programs focusing on family
     concerns;
  - records of subcontracting with women- or minority-owned businesses; and
  -  innovative hiring or other programs for
     the disabled.

     Finally, the Sponsor applied a
     proprietary screening process to the
     list of companies that focuses on
     quantitative factors including:
  -  recent price performance;
  -  price to earnings ratios; and
  -  dividend yield.

     The Portfolio plans to hold the stocks
     for about one year. At the end of the
     year, we will liquidate the Portfolio
     and apply the same Strategy to select a
     new portfolio, if available.

     Each Principled Values Portfolio is
     designed to be part of a longer term
     strategy. We believe that more
     consistent results are likely if the
     Strategy is followed for at least three
     to five years but you are not required
     to stay with the Strategy or to roll
     over your investment. You can sell your
     units any time.

 3.  WHAT INDUSTRY SECTORS ARE REPRESENTED IN
     THE PORTFOLIO?
     Based upon the principal business of
     each issuer and current market values,
     the Portfolio represents the following
     industry groups:

  -  Technology:                            24%
     Computer/Enterprise Software (12%)
     Networking Products (8%)
     Computer (4%)
  -  Insurance                              16
  -  Consumer Products                      12
  -  Office Equipment/Supplies               8
  -  Telecommunication Equipment/Services    8
  -  Airlines                                4
  -  Apparel                                 4
  -  Appliances                              4
  -  Chemicals                               4
  -  Food                                    4
  -  Machinery                               4
  -  Paper Products                          4
  -  Retail                                  4

--------------------------------------------------------------------------------
                               Defined Portfolio
-------------------------------------------------------------------

Equity Investor Fund
Select Series
Principled Values Portfolio 2000 Series A
Defined Asset Funds


                                      TICKER        PERCENTAGE        PRICE PER SHARE           COST
NAME OF ISSUER                        SYMBOL     OF PORTFOLIO (1)      TO PORTFOLIO       TO PORTFOLIO (2)
-----------------------------------------------------------------------------------------------------------
 1. 3Com Corporation*                  COMS             3.95%            $ 57.5000           $ 13,800.00

 2. Adaptec, Inc.*                     ADPT             4.02               52.0000             14,040.00

 3. AFLAC, Inc.                         AFL             3.99               44.9375             13,930.63

 4. Avery Dennison Corporation          AVY             3.97               66.0625             13,873.13

 5. Avon Products, Inc.                 AVP             4.07               32.3125             14,217.50

 6. The Chubb Corporation               CB              4.02               56.1875             14,046.88

 7. Colgate-Palmolive Company           CL              3.95               60.0000             13,800.00

 8. Computer Associates
   International, Inc.                  CA              4.04               70.5000             14,100.00

 9. Deere & Company                     DE              4.00               41.0625             13,961.25

10. Kimberly-Clark Corporation          KMB             4.11               62.4375             14,360.63

11. Maytag Corporation                  MYG             4.00               39.9375             13,978.13

12. Nordstrom, Inc.                     JWN             4.00               22.5000             13,950.00

13. PeopleSoft, Inc.*                  PSFT             3.90               24.3125             13,615.00

14. Pitney Bowes, Inc.                  PBI             4.05               50.4375             14,122.50

15. Praxair, Inc.                       PX              3.94               40.5000             13,770.00

16. QUALCOMM, Inc.*                    QCOM             3.99              139.1875             13,918.75

17. Southwest Airlines Company          LUV             3.99               16.0000             13,920.00

18. The St. Paul Companies, Inc.        SPC             3.98               26.7500             13,910.00

19. Sun Microsystems, Inc.*            SUNW             4.08               83.7500             14,237.50

20. Symantec Corporation*              SYMC             3.97               57.8125             13,875.00

21. Telephone and Data Systems,
   Inc.                                 TDS             4.13              111.0000             14,430.00

22. UnumProvident Corporation           UNM             4.01               26.4375             14,011.88

23. V.F. Corporation                    VFC             3.94               27.0000             13,770.00

24. Westvaco Corporation                 W              3.94               26.4375             13,747.50

25. Wm. Wrigley Jr. Company             WWY             3.96               76.7500             13,815.00
                                                      ------                                 -----------
                                                      100.00%                                $349,201.28
                                                      ======                                 ===========


----------------------------
 * These stocks currently pay no dividends.
(1) Based on Cost to Portfolio.
(2) Valuation by the Trustee made on the basis of closing sale prices at the evaluation time on February 3, 2000, the business day prior to the initial date of deposit. The value of the Securities on any subsequent business day will vary.

The Sponsor may have acted as underwriter, manager or co-manager of a public offering of the securities in this Portfolio during the last three years. Affiliates of the Sponsor may serve as specialists in the securities in this Portfolio on one or more stock exchanges and may have a long or short position in any of these securities or options on any of them, and may be on the opposite side of public orders executed on the floor of an exchange where the securities are listed. An officer, director or employee of the Sponsor may be an officer or director of one or more of the issuers of the securities in the Portfolio. The Sponsor may trade for its own account as an odd-lot dealer, market maker, block positioner and/or arbitrageur in any of the securities or in options on them. The Sponsor, its affiliates, directors, elected officers and employee benefits programs may have either a long or short position in any securities or in options on them.
                          ----------------------------

                   PLEASE NOTE THAT IF THIS PROSPECTUS IS USED AS A PRELIMINARY PROSPECTUS
                   FOR A FUTURE FUND IN THIS SERIES, THE PORTFOLIO WILL CONTAIN DIFFERENT
                   STOCKS FROM THOSE DESCRIBED ABOVE.

--------------------------------------------------------------------------------
RISK/RETURN SUMMARY (CONTINUED)

 4.  HOW HAS THE DOMINI 400 SOCIAL INDEXSM
     PERFORMED SINCE IT WAS ESTABLISHED?

     The stocks in this Portfolio were
     initially selected for social reasons
     and there can be no assurance that the
     Portfolio will perform better or worse
     than stocks selected solely on economic
     criteria. The chart below shows how one
     measure of socially responsible
     investing--the Domini 400 Social
     IndexSM--has compared to the S&P 500
     Index since the Domini Index was
     established in 1990.

     The Domini Index is a market
     capitalization-weighted common stock
     index consisting of 400 corporations
     that have passed multiple, broad-based
     social screens. The Index is maintained
     by KLD, an investment advisory firm
     specializing in social investment
     research. The Domini Social Index is
     intended to serve as a proxy and
     benchmark for the universe of stocks
     from which social investors might
     choose.

     We are including this chart to address
     the concern that to achieve socially
     responsible investing, you normally
     must sacrifice some investment return.
     Of course, past performance is no
     guarantee of future results, especially
     since there has not been a down year in
     the market since 1990. And, while the
     Domini Index is one of several screens
     used in choosing securities for the
     Portfolio, the other screens, as well
     as Portfolio sales charges and
     expenses, would have materially
     affected results.


                        DOMINI 400 SOCIAL
                              INDEX         S&P 500 INDEX
                        TOTAL RETURN        TOTAL RETURN*
                        -----------------   -------------
1990 (commencing 5/1)          1.46%             2.37%
1991                          37.84             30.55
1992                          12.09              7.67
1993                           8.52              9.99
1994                           0.18              1.31
1995                          38.20             37.43
1996                          23.70             23.07
1997                          38.26             33.36
1998                          34.53             13.95
1999                          24.49             20.98

Average Annualized
  Total Return                21.81             19.54


------------

RETURNS REPRESENT PRICE CHANGES PLUS DIVIDENDS REINVESTED.
* Source: Ibbotson Associates. Used with permission. All rights reserved.

     The Portfolio does not reflect any
     investment recommendations of the
     Sponsor, and any one or more of the
     stocks in the Portfolio may, from time
     to time, be subject to sell
     recommendations from the Sponsor.

 5.  HOW HAVE PRINCIPLED VALUES PORTFOLIOS
     PERFORMED IN THE PAST?

     The following table shows the actual
     annualized pre-tax returns to investors
     who bought prior Principled Values
     Portfolios and rolled over their
     investment into new portfolios. The
     returns assume that investors reinvested all dividends and paid the maximum sales fees. The table also shows returns for the latest completed portfolios (through termination, not rollover) through the quarter ended December 31, 1999. Of course, past performance is no indication of future results.

                      CUMULATIVE
                     PERFORMANCE
                  (INCLUDING ANNUAL
                  ROLLOVER) THROUGH
                       12/31/99
                  ------------------
       SERIES       STARTING DATE     ANNUALIZED RETURN
     -----------  ------------------  -----------------
        3(1)            1/8/98           23.48   %
        4(2)           6/11/98           19.19   %

                        LATEST COMPLETED PORTFOLIO
                 -----------------------------------------
                        TERM             ANNUALIZED RETURN
                 ------------------      -----------------
         1         1/8/98-2/19/99           20.47   %
         2         6/11/98-8/6/99           10.82   %

------------

     (1) The table shows the actual annualized pretax returns to investors who bought Principled Values Portfolio Series
         1 in 1998 and who rolled over their investment into Series 3 in 1999.
     (2) The table shows the actual annualized pretax returns to investors who bought Principled Values Portfolio Series
         2 in 1998 and who rolled over their investment into Series 4 in 1999.

 6.  WHAT ARE THE SIGNIFICANT RISKS?

     YOU CAN LOSE MONEY BY INVESTING IN THE PORTFOLIO. THIS CAN
     HAPPEN FOR VARIOUS REASONS, INCLUDING:

     The Portfolio is composed of stocks selected in part for non-economic reasons. The Portfolio may not perform as well as funds that include stocks of issuers that would not be selected by the Portfolio Consultant.

  -  Stock prices can be volatile.

  - Dividend rates on the stocks or share prices may decline during the life of the Portfolio.

  - The Portfolio may continue to purchase or hold the stocks originally selected even though their market value or yield or the Sponsor's or Portfolio Consultant's opinion about an issuer may have changed.

 7.  IS THIS PORTFOLIO APPROPRIATE FOR YOU?

     Yes, if you want to invest in a socially responsible portfolio of stocks and you want capital appreciation. You will benefit from a professionally selected and supervised portfolio whose risk is reduced by investing in equity securities of different issuers.
     The Portfolio is NOT appropriate for you if you are unwilling to take the risk involved with an equity investment or if you are seeking preservation of capital or high current income.

 8.  WHAT ARE THE PORTFOLIO'S FEES AND
     EXPENSES?

     This table shows the costs and expenses
     you may pay, directly or indirectly,
     when you invest in the Portfolio.

     ESTIMATED ANNUAL OPERATING EXPENSES


                                       .091  %      $0.90
     Trustee's Fee
                                       .071  %      $0.70
     Portfolio Supervision,
     Bookkeeping and
     Administrative Fees
                                      AS A % OF     AMOUNT
                                         NET      PER 1,000
                                       ASSETS       UNITS
                                      ---------   ---------
                                       .250  %      $2.48
     Creation &
     Development fee
                                       .098  %      $0.97
     Other Operating Expenses
                                      -------       -----
                                       .510  %      $5.05
     TOTAL



     The Creation and Development Fee (estimated
     $.00248 per unit) compensates the Sponsor for the creation and development of the Portfolio and is computed based on the Portfolio's average daily net asset value through the date of collection. This fee historically had been included in the sales fee.



     ORGANIZATION COSTS per 1,000 units                $2.41
     (deducted from Portfolio assets at
     the close of the initial offering
     period)



     The Sponsor historically paid organization costs.


     INVESTOR FEES

                                                       2.50%
     Maximum Sales Fee (Load) on new
     purchases (as a percentage of $1,000
     invested)


     You will pay an up-front sales fee of
     approximately 1.00%, as well as a total
     deferred sales fee of $15.00 ($1.50 per 1,000 units deducted from the Portfolio's net asset value on June 1, June 15, July 1 and July 15,
     2000 and thereafter on the first of each month through January 1, 2001).


     EXAMPLE
     This example may help you compare the
     cost of investing in the Portfolio to
     the cost of investing in other funds.
     The example assumes that you invest
     $10,000 in the Portfolio for the periods indicated and sell all your units at the end of those periods. The example also assumes a 5% return on your investment each year and that the Portfolio's operating expenses stay the same.
     Although your actual costs may be higher or lower, based on these assumptions your costs would be:


     1 Year  3 Years  5 Years  10 Years
      $328    $802    $1,302    $2,678



 9.  IS THE PORTFOLIO MANAGED?

     Unlike a mutual fund, the Portfolio is
     not managed and stocks are not sold
     because of market changes. The Sponsor
     monitors the portfolio and may instruct
     the Trustee to sell securities if the
     Portfolio Consultant finds that the
     issuer no longer meets the selection
     criteria or under certain other limited
     circumstances.

10.  HOW DO I BUY UNITS?

     The minimum investment is $250.

     You can buy units from the Sponsor. Some banks may offer units for sale through special arrangements with the Sponsor, although certain legal restrictions may apply.

     UNIT PRICE PER 1,000 UNITS       $999.88
     (as of February 3, 2000)

     Unit price is based on the net asset
     value of the Portfolio plus the up-front sales fee.
     The Unit price includes the estimated
     organization costs of $2.41 per 1,000
     units, to which no sales fee has been
     applied.
     The Portfolio stocks are valued by the
     Trustee on the basis of their closing
     prices at 4:00 p.m. Eastern time every
     business day. Unit price changes every
     day with changes in the prices of the
     stocks.

11.  HOW DO I SELL UNITS?

     You may sell your units at any time to
     the Sponsor or the Trustee for the net
     asset value determined at the close of
     business on the date of sale, less any
     remaining deferred sales fee and the
     costs of liquidating securities to meet
     the redemption.

12.  HOW ARE DISTRIBUTIONS MADE AND TAXED?
     You will receive distributions of any
     dividend income, net of expenses, on the 25th of June, 2000 and November, 2000, if you own units on the 10th of these months. For tax purposes, you will be considered to have received all the dividends paid on your pro rata portion of each security in the Portfolio when those dividends are received by the Portfolio regardless of whether you reinvest your dividends in the
     Portfolio. A portion of the dividend
     payments may be used to pay expenses of
     the Portfolio. Foreign investor's shares of dividends will generally be subject to withholding taxes.

13.  WHAT OTHER SERVICES ARE AVAILABLE?

     REINVESTMENT
     You may choose to reinvest your
     distribution into additional units of
     the Portfolio. You will pay only the
     deferred sales charge remaining at the
     time of reinvestment. Unless you choose
     reinvestment, you will receive your
     distributions in cash.
     EXCHANGE PRIVILEGES
     You may exchange units of this Portfolio for units of certain other Defined Asset
     Funds. You may also exchange into this
     Portfolio from certain other funds. We
     charge a reduced sales fee on designated exchanges.

WHAT YOU CAN EXPECT FROM YOUR INVESTMENT

INCOME

The Portfolio will pay to you any dividend income it has received two times during its life. There can be no assurance that any dividends will be declared or paid.

RECORDS AND REPORTS

You will receive:
- a notice from the Trustee if new equity securities are deposited in exchange or substitution for equity securities originally deposited;
- a final report on Portfolio activity; and
- tax information. THIS WILL ALSO BE SENT TO THE IRS. YOU MUST REPORT THE AMOUNT OF INCOME RECEIVED. PLEASE CONTACT YOUR TAX ADVISOR IN THIS REGARD.

You may inspect records of Portfolio transactions at the Trustee's office during regular business hours.

THE RISKS YOU FACE

CONCENTRATION RISK

When stocks in a particular industry make up 25% or more of the Portfolio, it is said to be "concentrated" in that industry, which makes the Portfolio less diversified.


Here is what you should know about the Portfolio's concentration in technology stocks. Technology stocks tend to be relatively volatile as compared to other types of investments. These kinds of companies:

  - are rapidly developing and highly competitive, both domestically and internationally;
  - may be smaller and less seasoned companies with limited product lines, markets or financial resources and limited management or marketing personnel; and

  - are affected by:
    -- worldwide scientific and technological developments (and resulting product obsolescence);

    -- government regulation;
    -- increase in material or labor costs;
    -- changes in distribution channels; and -- the need to manage inventory levels in line with product demand.

Other risk factors include:
  - short product life cycles;
  - aggressive pricing and reduced profit margins;
  - dramatic and often unpredictable changes in growth rates;
  - frequent new product introduction and the need to enhance existing products; and
  - intense competition from large established companies and potential competition from small start up companies.

Technology companies are also dependent to a substantial degree upon skilled professional and technical personnel and there is considerable competition for the services of qualified personnel in the industry.

LITIGATION AND LEGISLATION RISKS

We do not know of any pending litigation that might have a material adverse effect upon the Portfolio.

Future tax legislation could affect the value of the Portfolio by:
  - reducing the dividends-received deduction or
  - increasing the corporate tax rate resulting in less money available for dividend payments.

SELLING OR EXCHANGING UNITS

You can sell your units at any time for a price based on their net asset value. Your net asset value is calculated each business day by:
  - ADDING the value of the Portfolio Securities, cash and any other Portfolio assets;
  - SUBTRACTING accrued but unpaid Portfolio expenses, unreimbursed Trustee advances, cash held to buy back units or for distribution to investors, and any other Portfolio liabilities; and
  - DIVIDING the result by the number of outstanding units.

Your net asset value when you sell may be more or less than your cost because of sales fees, market movements and changes in the Portfolio.

As of the close of the initial offering period, the price you receive will be reduced to pay the Portfolio's estimated organization costs.

If you sell your units before the final deferred sales fee installment, the amount of any remaining payments will be deducted from your proceeds.

SPONSOR'S SECONDARY MARKET

While we are not obligated to do so, we will buy back units at net asset value less any remaining deferred sales fee and the cost of liquidating securities to meet the redemption. We may resell the units to other buyers or to the Trustee.

We have maintained a secondary market continuously for more than 28 years, but we could discontinue it without prior notice for any business reason.

SELLING UNITS TO THE TRUSTEE

Regardless of whether we maintain a secondary market, you can sell your units to the Trustee at any time by contacting your broker, dealer or financial institution that holds your units in street name. Sometimes, additional documents are needed such as a trust document, certificate of corporate authority, certificate of death or appointment as executor, administrator or guardian.

Within seven days after your request and the necessary documents are received, the Trustee will mail a check to you. Contact the Trustee for additional information.

As long as we are maintaining a secondary market, the Trustee will sell your units to us at a price based on net asset value. If there is no secondary market, the Trustee will sell your units in the over-the-counter market if it believes it can obtain a higher price. In that case, you will receive the net proceeds of the sale.

If the Portfolio does not have cash available to pay you for the units you are selling we will select securities to be sold. These sales could be made at times when the securities would not otherwise be sold and may result in your receiving less than you paid for your unit and also reduce the size and diversity of the Portfolio.

If you sell units with a value of at least $250,000, you may choose to receive your distribution "in kind." If you so choose, you will receive securities and cash with a total value equal to the price of your units. The Trustee will try to distribute securities in the portfolio pro rata, but it reserves the right to distribute only one or a few securities. The Trustee will act as your agent in an in-kind distribution and will either hold the securities for your account or transfer them as you instruct. You must pay any transaction costs as well as transfer and ongoing custodial fees on sales of securities distributed in kind.

There could be a delay in paying you for your units:
  - if the New York Stock Exchange is closed (other than customary weekend and holiday closings);
  - if the SEC determines that trading on the New York Stock Exchange is restricted or that an emergency exists making sale or evaluation of the securities not reasonably practicable; and
  - for any other period permitted by SEC order.

ROLLOVER/EXCHANGE OPTION

When this Portfolio is about to terminate, you may have the option to roll your proceeds into a new Principled Values Portfolio if one is available.

If you notify your financial adviser by February 20, 2001, your units will be redeemed and certain distributed securities plus the proceeds from the sale of the remaining distributed securities will be reinvested in units of a new Principled Values Portfolio. If you decide not to roll over your proceeds, you will receive a cash distribution (or, if you are eligible and you so choose, an in-kind distribution) after the Portfolio terminates.

The Portfolio will terminate by March 23, 2001. However, the Sponsors may extend the termination date for a period no longer than 30 days without notice to Unit holders. You may, by written notice to the Trustee at least ten business days prior to termination, elect to receive an in-kind distribution of your pro rata share of the Securities remaining in the Portfolio at that time (net of your share of expenses). Of course, you can sell your Units at any time prior to termination.

If you continue to hold your units, you may exchange units of this Portfolio any time before this Portfolio terminates for units of certain other Defined Asset Funds at a reduced sales fee if your investment goals change. In addition, you may exchange into this Fund from certain other Defined Asset Funds. To exchange units, you should talk to your financial professional about what Portfolios are exchangeable, suitable and currently available.

We may amend or terminate the options to exchange your units or roll your proceeds at any time without notice.

HOW THE FUND WORKS

PRICING

Units are charged a combination of initial and deferred sales fees.

In addition, during the initial offering period, a portion of the price of a unit also consists of securities to pay all or some of the costs of organizing the Portfolio including:
  - cost of initial preparation of legal documents;
  - federal and state registration fees;
  - initial fees and expenses of the Trustee;
  - initial audit; and
  - legal expenses and other out-of-pocket expenses.

The deferred sales fee is generally a charge of $15.00 per 1,000 units and is accrued in ten installments of $1.50 per 1,000 units. Units redeemed or repurchased prior to the accrual of the final deferred sales fee installment will have the amount of any remaining installments deducted from the redemption or repurchase proceeds or deducted in calculating an in-kind distribution. (This deduction will be waived in the event of the death or disability, as defined in the Internal Revenue Code of 1986, of an investor). The initial sales fee is equal to the aggregate sales fee less the aggregate amount of any remaining installments of the deferred sales fee.

It is anticipated that securities will not be sold to pay the deferred sales fee until after the date of the last installment. Investors will be at risk for market price fluctuations in the securities from the several installment accrual dates to the dates of actual sale of securities to satisfy this liability.

EVALUATIONS

The Trustee values the securities on each business day (i.e., any day other than Saturdays, Sundays and the following holidays as observed by the New York Stock
Exchange: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). If the securities are listed on a national securities exchange or the Nasdaq National Market, evaluations are generally based on closing sales prices on that exchange or that system or, if closing sales prices are not available, at the mean between the closing bid and offer prices.

INCOME
- The annual income per unit, after deducting estimated annual Portfolio expenses per unit, will depend primarily upon the amount of dividends declared and paid by the issuers of the securities and changes in the expenses of the Portfolio and, to a lesser degree, upon the level of sales of securities. There is no assurance that dividends on the securities will continue at their current levels or be declared at all.
- Each unit receives an equal share of distributions of dividend income net of estimated expenses. The Trustee credits dividends received to an Income Account and other receipts to a Capital Account. The Trustee may establish a reserve account by withdrawing from these accounts amounts it considers appropriate to pay any material liability. These accounts do not bear interest.

EXPENSES

The Trustee is paid a fee monthly. It also benefits when it holds cash for the Portfolio in non-interest bearing accounts. The Trustee may also receive additional amounts:
  - for extraordinary services and costs of indemnifying the Trustee and the Sponsor;
  - costs of actions taken to protect the Portfolio and other legal fees and expenses;
  - expenses for keeping the Portfolio's registration statement current; and
  - Portfolio termination expenses and any governmental charges.

KLD receives a fee from the Portfolio for its ongoing services as Portfolio Consultant.

The Sponsor is currently reimbursed up to 70 CENTS per 1,000 units annually for providing portfolio supervisory, bookkeeping and administrative services and for any other expenses properly chargeable to the

Portfolio. While this fee may exceed the amount of these costs and expenses attributable to this Portfolio, the total of these fees for all Series of Defined Asset Funds will not exceed the aggregate amount attributable to all of these Series for any calendar year. Certain of these expenses were previously paid for by the Sponsor.

The Sponsor will receive a Creation and Development Fee of .25% of the Portfolio's average daily net asset value through the date of collection. This fee, which has historically been included in the gross sales fee, compensates the Sponsor for the creation and development of the Portfolio, including determination of the Portfolio's objective and policies and portfolio composition and size, selection of service providers and information services. No portion of the Creation and Development Fee is applied to the payment of distribution expenses or as compensation for sales efforts.

The Trustee's and Sponsor's fees may be adjusted for inflation without investors' approval.

The maximum sales fee is 2.50%. If you hold units in certain eligible accounts offered by the Sponsor, you will pay no sales fee. Employees and non-employee directors of the Sponsor may be charged a reduced sales fee of no less than $5.00 per 1,000 Units. If your aggregate sales fee is less than the deferred sales fee, you will be given additional units which will decrease the effective maximum sales fee to the amount shown below.

The maximum sales fee is effectively reduced if you invest as follows:

                         YOUR MAXIMUM SALES
    IF YOU INVEST:          FEE WILL BE:
    --------------       ------------------
Less than $50,000               2.50%
$50,000 to $99,999              2.25%
$100,000 to $249,999            1.75%
$250,000 to $999,999            1.50%
$1,000,000 to
$4,999,999                      0.75%

The deferred sales fees you owe are paid from the Capital Account. Although we may collect the deferred sales charge monthly, to keep Units more fully invested we do not currently plan to pay the deferred sales charge until after the rollover notification date.

The Sponsor will pay advertising and selling expenses at no charge to the Portfolio. If Portfolio expenses exceed initial estimates, the Portfolio will owe the excess. The Trustee has a lien on Portfolio assets to secure reimbursement of Portfolio expenses and may sell securities if cash is not available.

PORTFOLIO CHANGES

If we maintain a secondary market in units but are unable to sell the units that we buy in the secondary market, we will redeem units, which may affect the composition of the portfolio.

We decide whether to offer for sale units that we acquire in the secondary market after reviewing:
  - diversity of the Portfolio;
  - size of the Portfolio relative to its original size;
  - ratio of Portfolio expenses to income; and
  - cost of maintaining a current prospectus.

If a Portfolio is buying or selling a stock actively traded on a national securities exchange or certain foreign exchanges, it may buy from or sell to another Defined Asset Fund at the stock's closing sale price (without any brokerage commissions).

PORTFOLIO TERMINATION

When the Portfolio is about to terminate you will receive a notice, and you will be unable to sell your units after that time. Unless you choose to receive an in-kind distribution of securities, we will sell any remaining securities, and you will receive your final distribution in cash.

You will pay your share of the expenses associated with termination, including brokerage costs in selling securities. This may reduce the amount you receive as your final distribution.

NO CERTIFICATES

All investors are required to hold their Units in uncertificated form and in "street name" by their broker, dealer or financial institution at the Depository Trust Company.

TRUST INDENTURE

The Portfolio is a "unit investment trust" governed by a Trust Indenture, a contract between the Sponsor and the Trustee, which sets forth their duties and obligations and your rights. A copy of the Indenture is available to you on request to the Trustee. The following summarizes certain provisions of the Indenture.

The Sponsor and the Trustee may amend the Indenture without your consent:
  - to cure ambiguities;
  - to correct or supplement any defective or inconsistent provision;
  - to make any amendment required by any governmental agency; or
  - to make other changes determined not to be materially adverse to your best interest (as determined by the Sponsor).

Investors holding 51% of the units may amend the Indenture. Every investor must consent to any amendment that changes the 51% requirement. No amendment may reduce your interest in the Portfolio without your written consent.

The Trustee may resign by notifying the Sponsor. The Sponsor may remove the Trustee without your consent if:
  - it fails to perform its duties;
  - it becomes incapable of acting or bankrupt or its affairs are taken over by public authorities; or
  - the Sponsor determines that its replacement is in your best interest.

Investors holding 51% of the units may remove the Trustee. The Trustee may resign or be removed by the Sponsor without the consent of investors. The resignation or removal of the Trustee becomes effective when a successor accepts appointment. The Sponsor will try to appoint a successor promptly; however, if no successor has accepted within 30 days after notice of resignation, the resigning Trustee may petition a court to appoint a successor.

If the Sponsor fails to perform its duties or becomes bankrupt the Trustee may:
  - remove it and appoint a replacement Sponsor;
  - liquidate the Portfolio; or
  - continue to act as Trustee without a Sponsor.

The Trust Indenture contains customary provisions limiting the liability of the Trustee and the Sponsor.

LEGAL OPINION

Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017, as special counsel for the Sponsor, has given an opinion that the units are validly issued.

AUDITORS

Deloitte & Touche LLP, 2 World Financial Center, New York, New York 10281, independent accountants, audited the Statement of Condition included in this prospectus.

SPONSOR:
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED (a wholly-owned subsidiary of Merrill Lynch & Co., Inc.)
P.O. Box 9051,
Princeton, NJ 08543-9051

The Sponsor is a Delaware corporation and it, or its predecessor, has acted as sponsor to many unit investment trusts. As a registered broker-dealer the Sponsor buys and sells securities (including investment company shares) for others (including investment companies) and participates as an underwriter in various selling groups.

TRUSTEE

The Bank of New York, Unit Trust Department, P.O. Box 974, Wall Street Division, New York, New York 10268-0974, is the Trustee. It is supervised by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System and New York State banking authorities.

UNDERWRITER'S AND SPONSOR'S PROFITS

The Underwriter receives sales fees when it sells units. Any cash made available by you to the Sponsor before the settlement date for those units may be used in the Sponsor's business to the extent permitted by federal law and may benefit the Sponsor.

The Sponsor or Underwriter may realize profits or sustain losses on stocks in the Portfolio which were acquired from underwriting syndicates of which it was a member.

The Sponsor will receive a Creation and Development Fee of .25% of the Portfolio's average daily net asset value through the date of collection. This fee, which has historically been included in the gross sales fee, compensates the Sponsor for the creation and development of the Portfolio, including determination of the Portfolio's objective and policies and portfolio composition and size, selection of service providers and information services. No portion of the Creation and Development Fee is applied to the payment of distribution expenses or as compensation for sales efforts.

During the initial offering period, the Sponsor may realize profits or sustain losses on units it holds due to fluctuations in the price per unit. The Sponsor experienced a loss of $226.80 on the initial deposit of the Securities. Any profit or loss to the Portfolio will be effected by the receipt of applicable sales fees and a gain or loss on subsequent deposits of securities. In maintaining a secondary market, the Sponsor will also realize profits or sustain losses in the amount of any difference between the prices at which it buys units and the prices at which it resells or redeems them.

PUBLIC DISTRIBUTION

During the initial offering period, units will be distributed to the public by the Sponsor and dealers who are members of the

National Association of Securities Dealers, Inc.

Dealers will be entitled to the concession stated below on units sold or redeemed.

                              DEALER CONCESSION
                                      AS
     AMOUNT PURCHASED         A % OF UNIT PRICE
     ----------------         -----------------
Less than $50,000                    2.00%
$ 50,000 to $99,999                  1.80%
$100,000 to $249,999                 1.45%
$250,000 to $999,999                 1.25%
$1,000,000 and over                  0.50%

The Sponsor does not intend to qualify units for sale in any foreign countries. This prospectus does not constitute an offer to sell units in any country where units cannot lawfully be sold.

CODE OF ETHICS

The Sponsor has adopted a code of ethics requiring reporting of personal securities transactions by its employees with access to information on portfolio transactions. The goal of the code is to prevent fraud, deception or misconduct against the Portfolio and to provide reasonable standards of conduct.


ADVERTISING AND SALES LITERATURE



Advertising and sales literature may include brief descriptions of the principal businesses of the companies represented in the Portfolio.



Sales material may discuss developing a long-term financial plan, working with your financial professional; the nature and risks of various investment strategies and Defined Asset Funds that could help you toward your financial goals and the importance of discipline; how securities are selected for these funds, how the funds are created and operated, features such as convenience and costs, and options available for certain types of funds including automatic reinvestment, rollover, exchanges and redemption. It may also summarize some similarities and differences with mutual funds and discuss the philosophy of spending time in the market rather than trying to time the market, including probabilities of negative returns over various holding periods.



Sales literature and articles may state research opinions on the economy, countries and industry sectors and include a list of funds generally appropriate for pursuing these recommendations.


YEAR 2000 ISSUES

Many computer systems were designed in such a way that they may be unable to distinguish between the year 2000 and the year 1900 (commonly known as the "Year 2000 Problem"). To date we are not aware of any major operational difficulties resulting from the computer system changes necessary to prepare for the Year 2000. However, there can be no assurance that the Year 2000 Problem will not adversely affect the issuers of the securities contained in a Portfolio. We cannot predict whether any impact will be material to the Portfolio as a whole.

TAXES

The following summarizes some of the important income tax consequences of holding Units. It assumes that you are not a dealer, financial institution, insurance company or other investor with special circumstances or subject to special rules. You should consult your own tax adviser about your particular circumstances.

In the opinion of our counsel, under existing law:

GENERAL TREATMENT OF THE FUND AND YOUR INVESTMENT

The Portfolio will not be taxed as a corporation for federal income tax purposes, and you will be considered to own directly your share of each Security in the Portfolio.

You will be considered to receive your share of any dividends paid when those dividends are received by the Portfolio. Income from dividends will be taxed at ordinary income rates. If you are a corporate investor, you may be eligible for the dividends-received deduction if you satisfy the applicable holding period and other requirements. You should consult your tax adviser in this regard.

GAIN OR LOSS UPON DISPOSITION

You will generally recognize gain or loss when you dispose of your units for cash (by sale or redemption), when you exchange your units for units of another Defined Asset Fund or when the Trustee disposes of the Securities in the Portfolio. You generally will not recognize gain or loss on an "in-kind" distribution to you of your proportional share of the Portfolio Securities, whether it is in redemption of your units or upon termination of the Portfolio. Your holding period for the distributed Securities will include your holding period in your units.

If you elect to roll over your investment in the Portfolio, you will recognize gain or loss only with respect to your share of those Securities that are not rolled over into the new Portfolio. You will not recognize gain or loss with respect to your share of those Securities that are rolled over, and your basis in those Securities will remain the same as before the rollover.

If your net long-term capital gains exceed your net short-term capital losses, the excess may be subject to tax at a lower rate than ordinary income. Any capital gain or loss from the Portfolio will be long-term if you are considered to have held your investment that produces the gain or loss for more than one year, and short-term otherwise. Because the deductibility of capital losses is subject to limitations, you may not be able to deduct all of your capital losses. You should consult your tax adviser in this regard.

YOUR TAX BASIS IN THE SECURITIES

Your aggregate tax basis in units that you have purchased for cash will be equal to the cost of the units, including the sales fee. Your aggregate tax basis in units that you hold as a result of a rollover from an earlier portfolio will equal your basis in Securities that were rolled over from the previous portfolio plus the proceeds (other than proceeds that were paid to you) from the sale of Securities from the portfolio which were not rolled over. You should not increase your basis in your units by deferred sales fees, organizational expenses, or by any portion of the Creation and Development Fee. The tax reporting form and annual statement you receive will be based on the net amounts paid to you, from which these expenses will already have been deducted. Your basis for Securities distributed to you will be the same as the portion of your basis in your units that is attributable to the distributed Securities and your holding period for distributed Securities will include your holding period in your units.

EXPENSES

If you are an individual who itemizes deductions, you may deduct your share of Portfolio expenses, (including the appropriate portion of the Creation and Development Fee), but only to the extent that your share of the expenses, together with your other miscellaneous deductions, exceeds 2% of your adjusted gross income. Your ability to deduct Portfolio expenses will be limited further if your adjusted gross income exceeds a specified amount, currently $128,950 ($64,475 for a married person filing separately).

STATE AND LOCAL TAXES

Under the income tax laws of the State and City of New York, the Portfolio will not be taxed as a corporation, and the income of the Portfolio will be treated as the income of the investors in the same manner as for federal income tax purposes.

FOREIGN INVESTORS

If you are a foreign investor and you are not engaged in a U.S. trade or business, you generally will be subject to 30% withholding tax (or a lower applicable treaty rate) on your share of dividends received by the Portfolio. You should consult your tax adviser about the possible application of federal, state and local, and foreign taxes.

RETIREMENT PLANS

You may wish to purchase units for an Individual Retirement Account ("IRAs") or other retirement plan. Generally, capital gains and income received in each of these plans are exempt from federal taxation. All distributions from these types of plans are generally treated as ordinary income but may, in some cases, be eligible for tax-deferred rollover treatment. You should consult your attorney or tax adviser about the specific tax rules relating to these plans. These plans are offered by brokerage firms, including the Sponsor of this Portfolio, and other financial institutions. Fees and charges with respect to such plans may vary.

SUPPLEMENTAL INFORMATION

You can receive at no cost supplemental information about the Portfolio by calling the Trustee. The supplemental information includes more detailed risk disclosure and general information about the structure and operation of the Portfolio. The supplemental information is also available from the SEC.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Sponsor, Trustee and Holders of Equity Investor Fund, Select Series, Principled Values Portfolio 2000 Series A, Defined Asset Funds (the "Portfolio"):

We have audited the accompanying statement of condition and the related defined portfolio included in the prospectus of the Portfolio as of February 4, 2000. This financial statement is the responsibility of the Trustee. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. Our procedures included confirmation of an irrevocable letter of credit deposited for the purchase of securities, as described in the statement of condition, with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of the Portfolio as of February 4, 2000 in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, N.Y.
February 4, 2000

                 STATEMENT OF CONDITION AS OF FEBRUARY 4, 2000

TRUST PROPERTY


Investments--Contracts to purchase Securities(1).........  $         349,201.28
                                                           --------------------
        Total............................................  $         349,201.28
                                                           ====================
LIABILITY AND INTEREST OF HOLDERS
    Reimbursement of Sponsor for organization
     expenses(2).........................................  $             850.07
                                                           --------------------
    Subtotal                                                             850.07
                                                           --------------------
Interest of Holders of 352,728 Units of fractional
  undivided interest outstanding:(3)
  Cost to investors(4)...................................  $         352,685.67
  Gross underwriting commissions and organization
    expenses(5)(2).......................................             (4,334.46)
                                                           --------------------
    Subtotal                                                         348,351.21
                                                           --------------------
        Total............................................  $         349,201.28
                                                           ====================


------------

        (1) Aggregate cost to the Portfolio of the securities listed under Defined Portfolio determined by the Trustee at 4:00 p.m., Eastern time on February 3, 2000. The contracts to purchase securities are collateralized by an irrevocable letter of credit which has been issued by DG Bank, New York Branch, in the amount of $349,428.08 and deposited with the Trustee. The amount of the letter of credit includes $349,201.28 for the purchase of securities.

        (2) A portion of the Unit Price consists of securities in an amount sufficient to pay all or a portion of the costs incurred in establishing the Portfolio. These costs have been estimated at $2.41 per 1,000 Units. A distribution will be made as of the close of the initial offering period to an account maintained by the Trustee from which the organization expenses obligation of the investors will be satisfied. If the actual organization costs exceed the estimated aggregate amount shown above, the Sponsor will pay for this excess amount.


        (3) Because the value of securities at the evaluation time on the Initial Date of Deposit may differ from the amounts shown in this statement of condition, the number of Units offered on the Initial Date of Deposit will be adjusted to maintain the $999.88 per 1,000 Units offering price only for that day. The Unit Price on any subsequent business day will vary.

        (4) Aggregate public offering price computed on the basis of the value of the underlying securities at 4:00 p.m., Eastern time on February 3, 2000.
        (5) Assumes the maximum initial sales charge per 1,000 units of 1.00% of the Unit Price. A deferred sales charge of $1.50 per 1,000 Units is payable on June 1, June 15, July 1 and July 15, 2000 and thereafter on the 1st day of each month through January 1, 2001. Distributions will be made to an account maintained by the Trustee from which the deferred sales charge obligation of the investors to the Sponsor will be satisfied. If units are redeemed prior to January 1, 2001, the remaining portion of the distribution applicable to such units will be transferred to such account on the redemption date.

              Defined
            Asset Funds-Registered Trademark->

HAVE QUESTIONS ?                         EQUITY INVESTOR FUND
Request the most                         SELECT SERIES
recent free Information                  PRINCIPLED VALUES PORTFOLIO 2000 SERIES
Supplement that gives more               A
details about the Fund,                  (A Unit Investment Trust)
by calling:                              ---------------------------------------
The Bank of New York                     This Prospectus does not contain
1-800-221-7771                           complete information about the
                                         investment company filed with the
                                         Securities and Exchange Commission in
                                         Washington, D.C. under the:
                                         - Securities Act of 1933 (file no.
                                         333-92787) and
                                         - Investment Company Act of 1940 (file
                                         no. 811-3044).
                                         TO OBTAIN COPIES AT PRESCRIBED RATES--
                                         WRITE: Public Reference Section of the
                                         Commission
                                         450 Fifth Street, N.W., Washington,
                                         D.C. 20549-6009
                                         CALL: 1-800-SEC-0330.
                                         VISIT: http://www.sec.gov.
                                         ---------------------------------------
                                         No person is authorized to give any
                                         information or representations about
                                         this Fund not contained in this
                                         Prospectus or the Information
                                         Supplement, and you should not rely on
                                         any other information.
                                         ---------------------------------------
                                         When units of this Fund are no longer
                                         available, this Prospectus may be used
                                         as a preliminary prospectus for a
                                         future series, but some of the
                                         information in this Prospectus will be
                                         changed for that series.
                                         UNITS OF ANY FUTURE SERIES MAY NOT BE
                                         SOLD NOR MAY OFFERS TO BUY BE ACCEPTED
                                         UNTIL THAT SERIES HAS BECOME EFFECTIVE
                                         WITH THE SECURITIES AND EXCHANGE
                                         COMMISSION. NO UNITS CAN BE SOLD IN ANY
                                         STATE WHERE A SALE WOULD BE ILLEGAL.
                                                                 100625RR--02/00